Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Leigh J. Abrams, President and CEO
Phone:    (914) 428-9098      Fax:   (914) 428-4581
E Mail:    Drew@drewindustries.com

DREW INDUSTRIES LISTED IN
BUSINESS WEEK’S “HOT GROWTH COMPANIES”

Drew Also Profiled in Investor’s Business Daily’s “IBD 100"

WHITE PLAINS, NEW YORK –JUNE 7, 2004 – Recreational vehicle and manufactured housing products maker Drew Industries (NYSE:DW) today announced it has been recognized in the top company rankings of two national business publications.

Drew was ranked 64 of the top 100 companies featured in Business Week’s “Hot Growth Companies,” a special report included in the June 7 issue of the publication. Additionally, the Company was profiled and ranked 69 of the top 100 companies featured in the June 1 edition of Investor’s Business Daily’s “IBD 100.”

The Business Week’s “Hot Growth Companies” index ranks companies according to their three-year results in sales growth, earnings growth, and return on invested capital. The “IBD 100,” which is published every Monday in Investor’s Business Daily, is a list of the 100 top-ranked companies in the United States based on superior earnings, strong price performance and leadership within their respective industries.

“We are pleased with this recognition of the financial performance of Drew by two of the top business publications in the nation,” said Leigh J. Abrams, President and CEO of Drew. “Drew is focused on becoming the leading supplier to the RV and manufactured housing markets through both organic growth and acquisitions. We have achieved superior sales and earnings growth and return on invested capital through new products, product innovations and other growth initiatives and expect our momentum to continue based on our current order trends and market conditions.”

About Drew

Drew, through its wholly owned subsidiaries, Kinro and Lippert Components, supplies a broad array of components for RVs and manufactured homes. Drew’s products include vinyl and aluminum windows and screens, doors, chassis, chassis parts, RV slide-out mechanisms and power units, bath and shower units, electric stabilizer jacks, and specialty trailers. From 51 factories located throughout the United States and one factory in Canada, Drew serves most major national manufacturers of RVs and manufactured homes in an efficient and cost-effective manner. Additional information about Drew and its products can be found at www.drewindustries.com.

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Exhibit 99.1

Drew Industries / page 2 of 2

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for Drew common stock and other matters. Statements in this press release that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements, including, without limitation those relating to our future business prospects, revenues and income, wherever they occur in this press release, are necessarily estimates reflecting the best judgment of our senior management, at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this press release.

There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include pricing pressures due to competition, raw material costs (particularly steel, vinyl, aluminum, glass, and ABS resin), availability of retail and wholesale financing for manufactured homes, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes, the financial condition of our customers, interest rates, oil prices, and adverse weather conditions impacting retail sales. In addition, national and regional economic conditions and consumer confidence may affect the retail sale of recreational vehicles and manufactured homes.

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